December 6, 1995


                THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS -
            DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
              DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND
                 DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND

                          Supplement to Prospectus
                           Dated October 31, 1995

     The following information supplements, should be read in conjunction with and supersedes any contrary information contained in the Funds' Prospectus and specifically in the section entitled "Description of the Funds - Recent Developments."

     At a Meeting of Shareholders of Dreyfus BASIC California Municipal Money Market Fund (the "California Fund") held on November 15, 1995, the California Fund's shareholders approved the new Investment Management Agreement between The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), on behalf of the California Fund, and The Dreyfus Corporation ("Dreyfus"), to become effective together with certain other changes to the California Fund on November 20, 1995, as more fully described on pages 10 and 11 of the California Fund's Prospectus.

     At an Adjourned Meeting of Shareholders of Dreyfus/Laurel New York Tax-Free Money Fund (the "New York Fund") held on December 6, 1995, the New York Fund's shareholders approved the new Investment Management Agreement between the Trust, on behalf of the New York Fund, and Dreyfus, to become effective together with certain other changes to the New York Fund on December 8, 1995, as more fully described on pages 10 and 11 of the New York Fund's Prospectus.